Virtus Low Volatility Equity Fund,

a series of Virtus Opportunities Trust

Supplement dated September 7, 2016 to the Summary and

Statutory Prospectuses dated January 28, 2016

Important Notice to Investors

Effective September 7, 2016, Michael Davis and Warun Kumar are added as portfolio managers of the fund. Accordingly, the disclosure under “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby revised to read:

>	Michael Davis, a Portfolio Manager at Rampart is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.
>	Brendan R. Finneran, Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since June 2013.
>	Robert F. Hofeman, Jr., Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since June 2013.
>	Warun Kumar, Chief Investment Officer and Portfolio Manager at Rampart, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

In the section “Portfolio Management” on page 188 of the statutory prospectus, the table under the subheading “Rampart” is hereby replaced with the following:

Virtus Low Volatility Equity Fund	Michael Davis (since September 2016) Brendan R. Finneran (since June 2013) Robert F. Hofeman, Jr. (since June 2013) Warun Kumar (since September 2016)

The narrative under the referenced table is hereby amended by adding the following biographical information for Mr. Davis and Mr. Kumar:

Michael Davis. Mr. Davis is Portfolio Manager at Rampart (since September 2016) and at VIA (since 2014) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

Warun Kumar. Mr. Kumar is Chief Investment Officer and Portfolio Manager at Rampart (since October 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2016.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/LVE PMChanges (9/2016)

Virtus Low Volatility Equity Fund,

a series of Virtus Opportunities Trust

Supplement dated September 7, 2016 to the

Statement of Additional Information (“SAI”) dated January 28, 2016

Important Notice to Investors

Effective September 7, 2016, Michael Davis and Warun Kumar became portfolio managers of the fund. The disclosure for the fund in the table under “Portfolio Managers” beginning on page 78 of the SAI is hereby amended by adding Michael Davis and Warun Kumar as Portfolio Managers of the fund.

Investors should retain this supplement with the

SAI for future reference.

VOT 8020B SAI/LVE PMChanges (9/2016)